UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 17, 2004

LaBRANCHE & CO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15251	13-4064735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Exchange Plaza, New York, New York		10006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:      (212) 425-1144

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 17, 2004, LaBranche & Co Inc. announced receipt of a notice of possible disciplinary action from the NASD’s Amex Regulation Division.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1         Press Release dated December 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBRANCHE & CO INC.

Date: December 17, 2004	By:	/s/ Harvey S. Traison
Name: Harvey S. Traison
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release dated December 17, 2004.